Exhibit 32.3

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Derek Chang, the Interim Co-Chief Financial Officer of CCO Holdings, LLC and CCO Holdings Capital Corp. (collectively, the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Derek Chang

Derek Chang
Interim Co-Chief Financial Officer
(Co-Principal Financial Officer)
November 12, 2004